EXHIBIT 24.2


                               POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints Arthur B. Winkleblack, Laura Stein and Leonard A. Cullo, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to a registration statement on Form S-4, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Signature                                  Capacity                       Date
          ---------                                  --------                       ----

/s/   William R. Johnson              Chairman of the Board of Directors,       March 13, 2002
--------------------------------      President and Chief Executive Officer
      William R. Johnson


/s/   Nicholas F. Brady               Director                                  March 13, 2002
--------------------------------
      Nicholas F. Brady


/s/   Mary C. Choksi                  Director                                  March 13, 2002
--------------------------------
      Mary C. Choksi


/s/   Leonard S. Coleman, Jr.         Director                                  March 13, 2002
--------------------------------
      Leonard S. Coleman, Jr.

/s/   Peter Coors                     Director                                  March 13, 2002
--------------------------------
      Peter Coors


/s/   Edith E. Holiday                Director                                  March 13, 2002
--------------------------------
      Edith E. Holiday


/s/   Samuel C. Johnson               Director                                  March 13, 2002
--------------------------------
      Samuel C. Johnson


/s/   Candace Kendle                  Director                                  March 13, 2002
--------------------------------
      Candace Kendle


/s/   Dean R. O'Hare                  Director                                  March 13, 2002
--------------------------------
      Dean R. O'Hare

/s/   Thomas J. Usher                 Director                                  March 13, 2002
--------------------------------
      Thomas J. Usher


/s/   David R. Williams               Director                                  March 13, 2002
--------------------------------
      David R. Williams




          Signature                                  Capacity                       Date
          ---------                                  --------                       ----


/s/   James M. Zimmerman              Director                                  March 13, 2002
--------------------------------
      James M. Zimmerman


/s/   Arthur Winkleblack              Executive Vice President and Chief        March 13, 2002
--------------------------------      Financial Officer (Principal
      Arthur Winkleblack              Financial Officer)


/s/   Bruna Gambino                   Corporate Controller                      March 13, 2002
--------------------------------      (Principal Accounting Officer)
      Bruna Gambino